Western New England Bancorp





INVESTOR PRESENTATION THIRD QUARTER 2023

Local banking is better than ever.

FORWARD-LOOKING STATEMENTS

We may, from time to time, make written or oral "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements contained in our filings with the Securities and Exchange Commission (the "SEC"), our reports to shareholders and in other communications by us. This Investor Presentation contains "forward-looking statements" with respect to the Company's financial condition, liquidity, results of operations, future performance, and business. Forward-looking statements may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to:

- unpredictable changes in general economic conditions, financial markets, fiscal, monetary and regulatory policies, including actual or potential stress in the banking industry;
- the duration and scope of potential pandemics, including the emergence of new variants and the response thereto;
- changes in economic conditions which could materially impact credit quality trends and the ability to generate loans and gather deposits;
- inflation and governmental responses to inflation, including recent and potential future increases in interest rates that reduce margins;
- the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act Wall Street Reform and Consumer Protection Act of 2010, Basel guidelines, capital requirements and other applicable laws and regulations;
- significant changes in accounting, tax or regulatory practices or requirements;
- new legal obligations or liabilities or unfavorable resolutions of litigation;
- disruptive technologies in payment systems and other services traditionally provided by banks;
- the highly competitive industry and market area in which we operate;

FORWARD-LOOKING STATEMENTS

- changes in business conditions and inflation;
- operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks;
- failure or circumvention of our internal controls or procedures;
- changes in the securities markets which affect investment management revenues;
- increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments;
- the soundness of other financial services institutions which may adversely affect our credit risk;
- certain of our intangible assets may become impaired in the future;
- new lines of business or new products and services, which may subject us to additional risks;
- changes in key management personnel which may adversely impact our operations;
- severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our business; and
- other risk factors detailed from time to time in our SEC filings.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from the results discussed in these forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent required by law.

WHO WE ARE

Every day, we focus on showing Westfield Bank customers ***"what better banking is all about."*** For us, the idea of better banking starts with putting customers first, while adhering to our core values.

Our Core Values:

- *Integrity*
- *Enhance Shareholder Value*
- *Customer Focus*
- *Community Focus*

Our Core Mission:

Our purpose is to help customers succeed in our community, while creating and increasing shareholder value.

The Company's purpose drives the outcome we envision for ***Western New England Bancorp.***


WESTFIELD
BANK

70 Center Street, Chicopee, MA.

SENIOR MANAGEMENT TEAM

James C. Hagan, *President & Chief Executive Officer*

Guida R. Sajdak, *Executive Vice President, Chief Financial Officer & Treasurer*

Allen J. Miles III, *Executive Vice President & Chief Lender Officer*

Kevin C. O'Connor, *Executive Vice President & Chief Banking Officer*

Daniel A. Marini, *Senior Vice President, Retail Banking & Marketing*

Leo R. Sagan, Jr., *Senior Vice President & Chief Risk Officer*

Filipe Goncalves, *Senior Vice President & Chief Credit Officer*

Darlene Libiszewski, *Senior Vice President & Chief Information Officer*

John Bonini, *Senior Vice President & General Counsel*

Christine Phillips, *Senior Vice President, Human Resources Director*

CELEBRATING 170 YEARS

On July 1, 2023, the Bank celebrated its 170th anniversary, proudly serving its customers and communities since 1853. The milestone marked 170 years of continued growth and expansion in the western Massachusetts and Connecticut marketplaces. Ongoing activities include special marketing, customer communications and events, and promotional offers.

WESTFIELD BANK 170 YEARS

Excerpt from message to all customers from James C. Hagan, President & CEO:


Thank you
170 YEARS

We know you have choices.
Thank you sincerely for choosing to do business with Westfield Bank.
As we celebrate our **170th year with gratitude for the opportunity to serve our customers and communities,** I just want you to know we appreciate the choice you've made to work with Westfield Bank. With 25 branch offices, and digital tools that make mobile and online banking easy, Westfield Bank is never far away from where you are today—or where you're headed tomorrow. We are proud to be the regional community bank that's focused on you, your financial security, and these communities we share.

- James C. Hagan, President & CEO

3Q2023 QUARTERLY EARNINGS

($ in thousands, except EPS)	3Q2023 (1)(2)	2Q2023 (2)(3)	1Q2023 (2)	4Q2022 (4)	3Q2022
Net interest income	$ 16,383	$ 16,846	$ 18,504	$ 20,854	$ 20,288
Provision for (reversal of) credit losses	354	420	(388)	150	675
Non-interest income	3,612	1,592	2,979	5,653	2,590
Non-interest expense	14,118	14,551	14,896	14,003	14,343
Income before taxes	5,523	3,467	6,975	12,354	7,860
Income tax expense	1,033	704	1,671	3,320	1,861
Net income	**$ 4,490**	**$ 2,763**	**$ 5,304**	**$ 9,034**	**$ 5,999**
Diluted earnings per share (EPS)	$ 0.21	$ 0.13	$ 0.24	$ 0.42	$ 0.28
Return on average assets (ROA)	0.70%	0.43%	0.84%	1.40%	0.93%
Return on average equity (ROE)	7.60%	4.72%	9.31%	16.67%	10.90%
Net interest margin	2.70%	2.81%	3.14%	3.44%	3.35%
Net interest margin, *on a tax-equivalent basis*	2.72%	2.83%	3.16%	3.47%	3.37%

(1) Non-interest income includes a non-taxable $778,000 gain on bank-owned life insurance death benefits.
(2) The Company adopted ASU 2016-13 on January 1, 2023 with a modified retrospective approach. Accordingly, beginning at March 31, 2023, the allowance for credit losses was determined in accordance with ASC 326, "*Financial Instruments-Credit Losses.*"
(3) Non-interest income includes a one-time, non-recurring final termination expense of $1.1 million, due to the termination of the defined benefit plan.
(4) Non-interest income includes a $2.8 million gain on the defined benefit plan termination.

NET INTEREST INCOME AND NET INTEREST MARGIN



$25.0
$24.0
$23.0
$22.0
$21.0
$20.0
$19.0
$18.0
$17.0
$16.0
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
2.70%
2.60%
2.50%
3.35%
3.44%
3.14%
2.81%
2.70%
$20.3
$20.9
$18.5
$16.8
$16.4
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023
Net interest income ($)
Net interest margin (%)

On a sequential quarter basis, net interest income decreased $463,000, or 2.7%, to $16.4 million for the three months ended September 30, 2023, from $16.8 million for the three months ended June 30, 2023. The decrease in net interest income was primarily due to an increase in interest expense of $1.6 million, or 19.5%, partially offset by an increase in interest income of $1.1 million, or 4.4%.

The net interest margin was 2.70% for the three months ended September 30, 2023, compared to 2.81% for the three months ended June 30, 2023. The decrease in the Company's net interest margin was primarily due to an increase in the average cost of interest-bearing liabilities, which was partially offset with an increase in the average yield on interest-earning assets.

($ in millions)

TOTAL LOANS



Average Loans Outstanding
$2,020
$2,000
$1,980
$1,960
$1,940
$1,920
$1,900
$1,974
$1,995
$1,993
$2,007
$2,007
3.93%
4.23%
4.34%
4.49%
4.66%
4.90%
4.70%
4.50%
4.30%
4.10%
3.90%
3.70%
3.50%
3Q2022 4Q2022 1Q2023 2Q2023 3Q2023
Average Loans Outstanding
Average Loan Yield



Period-end Loans Outstanding
$2,020
$2,015
$2,010
$2,005
$2,000
$1,995
$1,990
$1,985
$1,980
$1,975
$2,006
$1,989
$2,004
$2,016
$2,015
3Q2022 4Q2022 1Q2023 2Q2023 3Q2023

At September 30, 2023, total loans increased $23.4 million, or 1.2%, to $2.0 billion from December 31, 2022. Residential real estate loans, including home equity loans, increased $18.7 million, or 2.7%, commercial real estate loans increased $11.0 million, or 1.0%, while commercial and industrial loans decreased $7.3 million, or 3.3%.

($ in millions)

COMMERCIAL AND INDUSTRIAL LOANS



$235
$230
$225
$220
$215
$210
$205
$200
$232
$220
$218
$227
$213
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023

Total commercial and industrial ("C&I") loans decreased $7.3 million, or 3.3%, from $219.8 million at December 31, 2022, to $212.5 million at September 30, 2023. At September 30, 2023, total delinquent C&I loans totaled $311,000, or 0.15%, of total C&I loans.

($ in millions)

COMMERCIAL & INDUSTRIAL PORTFOLIO (1)


Manufacturing, 1.9%
Sand and Gravel Mining, 1.1%
Wholesale trade, 1.6%
Educational Services, 0.9%
Hotels, 0.1%
Heavy and Civil Engineering Construction, 0.9%
Specialty Trade, 0.5%
All Other C&I, 3.6%

(1) % of total loans as of September 30, 2023

COMMERCIAL REAL ESTATE LOANS



$1,085
$1,080
$1,075
$1,070
$1,065
$1,060
$1,082
$1,069
$1,080
$1,075
$1,080
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023

Total commercial real estate ("CRE") loans increased $11.0 million, or 1.0%, to $1.1 billion from December 31, 2022 to September 30, 2023. At September 30, 2023, total CRE delinquency was $1.6 million, or 0.15% of total CRE loans.

($ in millions)

COMMERCIAL REAL ESTATE LOANS AND TOTAL OFFICE PORTFOLIO

Commercial Real Estate As a Percentage of Total Loans(1)


Student Housing, 1.2%
Adult Care/Assisted Living, 1.6%
Retail Shopping, 8.2%
Apartment, 8.2%
Auto Sales, 1.9%
Self-Storage, 1.3%
College/School, 1.2%
Residential Non-Owner, 2.6%
Hotel, 2.3%
Other, 3.0%
Office, 11.5%
Industrial/Warehouse, 9.0%
Mixed-Use, 1.5%

Total Office Portfolio(1) As a Percentage of Total Office Loans


Office 46%
Office Medical 54%

(1) As of September 30, 2023

RESIDENTIAL REAL ESTATE LOANS AND CONSUMER LOANS


$725
$720
$715
$710
$705
$700
$695
$690
$685
$680
$675
$691
$700
$707
$711
$720
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023

Residential real estate loans, including home equity loans, and consumer loans increased $20.0 million, or 2.9%, to $720.0 million, from December 31, 2022 to September 30, 2023. At September 30, 2023, the Company serviced $74.4 million in loans sold to the secondary market, with servicing retained, which are not included on the Company's balance sheet under residential real estate loans.

At September 30, 2023, total delinquent residential real estate loans and consumer loans totaled $3.7 million, or 0.51% of total residential real estate and consumer loans.

($ in millions)

INVESTMENT PORTFOLIO

The table below displays the investment portfolio as of September 30, 2023.

At September 30, 2023, held-to-maturity ("HTM") and available-for-sale ("AFS") securities represented 57% and 43%, respectively, of the total investment portfolio's amortized cost basis. Unrealized losses from the AFS securities portfolio totaled $38.5 million. The AFS unrealized losses were approximately 22.7% of the total AFS amortized cost basis. As a percentage of Tier 1 capital, the AFS unrealized losses represented 15.4% of Tier 1 capital and negatively impacted tangible common equity(1) ("TCE"), a non-GAAP financial measure, by 1.1%.

Unrealized losses from the HTM securities portfolio totaled $48.1 million. The HTM unrealized losses were approximately 21.4% of the total HTM amortized cost basis. If the HTM losses were included in capital, the losses would represent 19.3% of Tier 1 capital and negatively impact TCE, a non-GAAP financial measure, by 1.3%.

At September 30, 2023	Amortized Cost Basis	% of Investment Portfolio's Amortized Cost Basis	Investment Fair Value	Unrealized Loss	Loss as a % of Amortized Cost Basis	Loss as a % of Total Assets	Loss % of Tier 1 Capital[1]	Impact to TCE[2]
HTM	$ 225.0	57%	$ 176.9	$(48.1)	-21.4%	-1.9%	-19.3%	-1.3%
AFS	$ 169.2	43%	$ 130.7	$(38.5)	-22.7%	-1.5%	-15.4%	-1.1%
Total Investments	$ 394.2	100%	$ 307.6	$(86.6)	-22.0%	-3.4%	-34.7%	-2.4%

(1) Tier 1 Capital represents Bank Tier 1 Capital as of September 30, 2023.
(2) Impact to TCE is net of tax. TCE is a non-GAAP measure. See slides 30 - 32 for the related TCE calculation and a reconciliation of GAAP to non-GAAP financial measures.

TOTAL DEPOSITS


PERIOD-END CORE DEPOSITS
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,944
$1,818
$1,699
$1,623
$1,594
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023


PERIOD-END TIME DEPOSITS(1)
$700
$600
$500
$400
$300
$200
$100
$-
$343
$412
$458
$535
$583
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023

At September 30, 2023, total deposits decreased $53.1 million, or 2.4%, to $2.2 billion at September 30, 2023, but increased $18.3 million, or 0.9%, from June 30, 2023. Core deposits, which the Company defines as all deposits except time deposits, decreased $224.0 million, or 12.3%, from $1.8 billion, or 81.5% of total deposits, at December 31, 2022, to $1.6 billion, or 73.2% of total deposits, at September 30, 2023. Time deposits increased $170.9 million, or 41.5%, from December 31, 2022 to September 30, 2023. The ratio of core deposits as a percentage of total deposits was 73.2% at September 30, 2023, compared to 81.5% at December 31, 2022.

At September 30, 2023 and December 31, 2022, uninsured deposits represented 28% and 31%, of total deposits, respectively.

($ in millions)
(1) Includes $1.7 million in brokered deposits at June 30, 2023 and September 30, 2023, respectively.

AVERAGE TOTAL DEPOSITS


Average Deposits and Rates
$2,100
$1,900
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$1,615
$659
0.20%
$1,594
$664
0.39%
$1,564
$639
0.76%
$1,556
$591
1.13%
$1,559
$592
1.42%
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023
Interest-bearing deposits
Non-interest-bearing deposits
Average deposit cost

Average deposits, consisting of interest-bearing and non-interest bearing deposits, were $2.2 billion as of September 30, 2023, an increase of $3.8 million, or 0.2%, from the linked quarter. Average cost of deposits increased 29 basis points, from 1.13% for the quarter ended June 30, 2023 to 1.42% for the quarter ended September 30, 2023.

($ in millions)

HISTORICAL RATE PAID AND BETAS ON CORE AND TIME DEPOSITS



Core Deposit Beta[1]
Core deposit betas lagged early in the cycle
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
7%
11%
15%
18%
19%
0.28%
0.52%
0.82%
1.00%
1.11%
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023
Core Deposit Beta, cumulative
Cost of Core Deposits



Time Deposit Beta
Time deposit betas lagged early in the cycle
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0%
8%
30%
48%
60%
0.30%
0.65%
1.71%
2.74%
3.46%
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023
Time Deposit Beta, cumulative
Cost of Time Deposits

The cumulative core and time deposit betas are calculated as the average increase in the rate paid on interest-bearing core and time deposits, respectively, at each period presented divided by the average incremental increase in the federal reserve rate.

(1) Core deposit beta excludes non-interest bearing accounts

AVERAGE CORE AND TIME DEPOSITS



Average Core Deposits and Rates
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,934
$1,898
$1,775
$1,645
$1,588
0.19%
0.34%
0.53%
0.64%
0.70%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023



Average Time Deposits and Rates
$600
$550
$500
$450
$400
$350
$300
$250
$200
$340
$360
$428
$502
$563
0.30%
0.65%
1.71%
2.74%
3.46%
3.75%
3.25%
2.75%
2.25%
1.75%
1.25%
0.75%
0.25%
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023

Average core deposits, including non-interest bearing deposits, decreased $57.3 million, or 3.5%, from the linked quarter. Average time deposits were $563.1 million, an increase of $61.1 million, or 12.2%, from the linked quarter. During the quarter-ended September 30, 2023, the average cost of core deposits, including non-interest bearing demand deposits, increased 6 basis points from the linked quarter, while the cost of time deposits increased 72 basis points for the same period.

($ in millions)

LOAN-TO-DEPOSIT RATIO



Period-end Loan-to-Deposit Ratio
94%
93%
92%
91%
90%
89%
88%
87%
86%
85%
88%
89%
93%
93%
93%
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023



Core Deposits and Time Deposits as a % of Total Deposits
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
85%
15%
82%
18%
79%
21%
75%
25%
73%
27%
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023
Core deposits/Total deposits
Time deposits/Total deposits

WHOLESALE FUNDING



Wholesale Funding
(Includes $20 million in
Subordinated Debt)
$160
$140
$120
$100
$80
$60
$40
$20
$-
$42
$62
$150
$148
$150
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023

The Bank is considered to be well-capitalized as defined by regulators (See Slide 27). In addition, The Bank's TCE Ratio(1), a non-GAAP financial measure, exceeds the Federal Home Loan Bank of Boston ("FHLB") requirements to continue to utilize the FHLB as a funding source.

At September 30, 2023, total borrowings increased $87.6 million, or 140.8%, from $62.2 million at December 31, 2022 to $149.8 million. Short-term borrowings decreased $32.5 million, or 78.5%, to $8.9 million, compared to $41.4 million at December 31, 2022. Long-term borrowings increased $120.0 million, from $1.2 million at December 31, 2022, to $121.2 million at September 30, 2023, to replace deposit attrition. Long-term borrowings consisted of $31.2 million outstanding with the FHLB and $90.0 million outstanding under the BTFP. At September 30, 2023, borrowings also consisted of $19.7 million in fixed-to-floating rate subordinated notes.

(1) TCE is a non-GAAP measure. See slides 30 - 32 for the related TCE calculation and a reconciliation of GAAP to non-GAAP financial measures.

LIQUIDITY

(In millions)	Total Available	Amount in Use at September 30, 2023	Net Available
Internal Sources:			
Cash and cash equivalents	$62.3	-	$62.3
Unpledged securities	$123.0	-	$123.0
Excess pledged securities	$9.8	-	$9.8
External Sources:			
FHLB	$598.9	$47.3	$551.6
FRB Bank Term Funding Program	$115.3	$90.0	$25.3
FRB Discount Window	$48.4	-	$48.4
Other Unsecured:			
Correspondent banks	$25.0	-	$25.0
Total Liquidity	$982.7	$137.3	$845.4
Uninsured deposits			$615.9
Liquidity/Total Uninsured Deposits			137%

The Company's liquidity position remains strong with solid core deposit relationships, cash, unencumbered securities and access to diversified borrowing sources. On March 12, 2023, the Federal Reserve made available the Bank Term Funding Program ("BTFP"), which enhances the ability of banks to borrow greater amounts against certain high-quality, unencumbered investments at par value.

During the nine months ended September 30, 2023, the Company advanced $90.0 million under the BTFP and had $25.3 million in availability under the BTFP as of September 30, 2023.

At September 30, 2023, the Company had available borrowing capacity with the FHLB of $551.6 million, including its overnight Ideal Way Line of Credit. In addition, at September 30, 2023, the Company had available borrowing capacity of $48.4 million from the Federal Reserve Discount Window, with no outstanding borrowings. At September 30, 2023, the Company also had available borrowing capacity of $25.0 million from two unsecured credit lines with correspondent banks, with no outstanding borrowings.

At September 30, 2023, the Company had $845.4 million in immediate liquidity compared to $615.9 million in uninsured deposits, or 28.3% of total deposits, representing a coverage ratio of 137%.

Lastly, the Company has access to the brokered deposit market with approval from the Board of Directors to purchase brokered deposits in an amount not to exceed 10% of total assets. At September 30, 2023, the Company had $1.7 million in brokered deposits included within time deposits on the balance sheet.

DEPOSIT MARKET SHARE IN HAMPDEN COUNTY, MA AS OF JUNE 30, 2023

Total Deposit Rank 2023	Parent Company Name	Deposits in Market ($000)	Market Share	# of Branches
1	PeoplesBank	2,271,591	16.96%	13
2	TD Bank	2,029,147	15.15%	16
3	**Westfield Bank**	**1,878,809**	**14.03%**	**20**
4	M&T Bank	1,143,383	8.54%	14
5	Berkshire Bank	1,142,092	8.53%	11
6	KeyBank	932,631	6.96%	7
7	Citizens Bank	557,490	4.16%	12
8	Monson Savings Bank	526,226	3.93%	4
9	Country Bank	514,307	3.84%	4
10	New Valley Bank & Trust	256,410	1.91%	3

Source: SNL Financial as of June 30, 2023.
Note: Total number of Westfield Bank branches shown includes the Big E seasonal branch and online deposit channel. Three Westfield branches are located in Hampshire County, MA and four Westfield branches are located in Hartford County, CT outside of Springfield MSA.

ASSET QUALITY INDICATORS

	3Q2022(1)	4Q2022(2)	1Q2023(2)	2Q2023(2)	3Q2023(2)
Total delinquent loans	$3.3M	$4.5M	$3.0M	$5.4M	$5.6M
Delinquent loans as a % of total loans	0.16%	0.22%	0.15%	0.27%	0.28%
Nonperforming loans (NPL)	$4.4M	$5.7M	$5.8M	$5.8M	$6.3M
NPL as a % of total loans	0.22%	0.29%	0.29%	0.29%	0.31%
NPL as a % of total assets	0.17%	0.22%	0.23%	0.22%	0.24%
Allowance for loan losses % of total loans	1.01%	1.00%	0.95%	0.97%	0.99%
Allowance for loan losses % of NPL	456%	350%	329%	341%	318%
Net charge-offs (recoveries)	$27K	$426K	$1.9M	($25K)	$78K
Net charge-offs (recoveries) as a % average loans	0.00%	0.02%	0.09%	0.00%	0.00%

During the three months ended September 30, 2023, the Company recorded net charge-offs of $78,000 compared to net recoveries of $25,000 for the three months ended June 30, 2023. Nonperforming loans to total loans were 0.31% at September 30, 2023 compared to 0.29% at December 31, 2022.

(1) Excludes PPP loans
(2) Includes PPP loans

ASSET QUALITY

	June 30, 2023			September 30, 2023		
	ALLL (1)	Loans Outstanding (1)	ALLL/ Total Loan Segment	ALLL (1)	Loans Outstanding (1)	ALLL/ Total Loan Segment
Commercial and industrial	$ 1,487	$ 227,093	0.65%	$ 1,968	$ 212,577	0.93%
Commercial real estate	15,752	1,075,429	1.46%	15,573	1,080,361	1.44%
Residential (2)	2,356	704,856	0.33%	2,389	713,782	0.33%
Consumer	52	5,986	0.87%	48	5,768	0.83%
Unallocated	-	-	-	-	-	-
Total Loans	**$ 19,647**	**$ 2,013,364**	**0.97%**	**$ 19,978**	**$ 2,012,488**	**0.99%**

Management continues to remain attentive to any signs of deterioration in borrowers' financial conditions and is proactive in taking the appropriate steps to mitigate risk. The allowance for loan losses as a percentage of total loans was 0.99% at September 30, 2023, compared to 0.97% at June 30, 2023. At September 30, 2023, the allowance for loan losses as a percentage of nonperforming loans was 317.6%, compared to 341.3%, at June 30, 2023.

On January 1, 2023, the Company implemented the accounting rules for the measurement of Credit Losses on Financial Instruments ("CECL"). The January 1, 2023, or "Day 1" tax-effected transitional impact to retained earnings was $9,000 due to the following: a decrease in the pooled credit reserve of $931,000 and the establishment of a reserve liability for unfunded commitments of $918,000. Additionally, the allowance for credit losses includes $2.1 million in reserves related to purchase credit deteriorated ("PCD") loans. For PCD loans, the allowance for credit losses recorded is recognized through a gross-up that increases the amortized cost basis of loans with a corresponding increase to the allowance for credit losses, and therefore results in no impact to shareholders' equity.

(1) $ in thousands
(2) Includes home equity loans and home equity lines of credit

ASSET QUALITY

($ in Millions)	3Q2022(1)	4Q2022(2)	1Q2023(2)	2Q2023(2)	3Q2023(2)
Special Mention	$39.8	$14.1	$12.8	$11.8	$12.0
Special Mention - Hotel	$17.6	$ 7.6	$ 8.0	-	-
Total Special Mention	$57.4	$21.7	$20.8	$11.8	$12.0
% of Total Loans	2.9%	1.1%	1.0%	0.6%	0.6%
Substandard	$28.4	$42.3	$40.4	$37.7	$33.6
% of Total Loans	1.4%	2.1%	2.0%	1.9%	1.7%
Total Watch List Loans	$85.8	$64.0	$61.2	$49.5	$45.6
% of Total Loans	4.3%	3.2%	3.1%	2.5%	2.3%

At September 30, 2023, total Watch List loans were $45.6 million, or 2.3% of total loans, representing a decrease of $18.4 million, or 28.7%, from December 31, 2022.

(1) % of total loans excludes PPP loans
(2) % of total loans includes PPP loans

CAPITAL MANAGEMENT

We are well-capitalized with excess capital.

Consolidated	Ratio at September 30, 2023	Ratio at December 31, 2022
Leverage Ratio	9.53%	9.27%
Common Equity Tier 1 Ratio	12.34%	12.18%
Tier 1 Capital Ratio	12.34%	12.18%
Total Capital Ratio	14.35%	14.20%

As of September 30, 2023, the TCE ratio[1], a non-GAAP financial measure, was 8.58% after factoring in $28.7 million in net AOCI unrealized losses. If the HTM net unrealized losses of $34.6 million were factored in, the TCE ratio would decrease to 7.23%.

- ✓ From a regulatory standpoint, we are well-capitalized with excess capital.
- ✓ We take a prudent approach to capital management.

Westfield Bank	Ratio at September 30, 2023	Ratio at December 31, 2022	Well Capitalized
Leverage Ratio	9.69%	9.49%	5.0%
Common Equity Tier 1 Ratio	12.54%	12.48%	6.5%
Tier 1 Capital Ratio	12.54%	12.48%	8.0%
Total Capital Ratio	13.56%	13.50%	10.0%

(1) TCE is a non-GAAP measure. See slides 30 - 32 for the related TCE calculation and a reconciliation of GAAP to non-GAAP financial measures.

CAPITAL RETURN TO SHAREHOLDERS

Share Repurchases

Year	# of Shares
2018	2,189,276
2019	1,938,667
2020	1,391,496
2021	2,758,051
2022	720,975
1Q-2023	125,000
2Q-2023	124,744
3Q-2023	155,161

Dividends

Year	Annual Dividends per Share
2018	$0.16
2019	$0.20
2020	$0.20
2021	$0.20
2022	$0.24
1Q-2023	$0.07
2Q-2023	$0.07
3Q-2023	$0.07

On July 26, 2022, the Board of Directors authorized a stock repurchase plan (the "2022 Plan") pursuant to which the Company is authorized to repurchase up to 1.1 million shares, representing approximately 5.0% of the Company's outstanding common stock as of the time the 2022 Plan was announced. During the three months ended September 30, 2023, the Company repurchased 155,161 shares of common stock under the 2022 Plan, with an average price per share of $6.50. During the nine months ended September 30, 2023, the Company repurchased 404,905 shares of common stock under the 2022 Plan, with an average price per share of $7.27. As of September 30, 2023, there were 651,439 shares of common stock available for repurchase under the 2022 Plan.

CAPITAL MANAGEMENT



Book Value per Share
Tangible Book Value per Share (non-GAAP)(1)
$9.52
$8.85
$10.27
$9.61
$10.50
$9.84
$10.60
$9.94
$10.53
$9.87
9/30/2022
12/31/2022
3/31/2023
6/30/2023
9/30/2023
Book Value
Tangible Book Value (non-GAAP)

Book value per share increased $0.26, or 2.5%, from $10.27 at December 31, 2022 to $10.53 at September 30, 2023. Tangible book value per share (non-GAAP) increased $0.26, or 2.7%, from $9.61 at December 31, 2022 to $9.87 at September 30, 2023.

(1) Tangible book value is a non-GAAP measure. See slides 30 - 32 for the related tangible book value calculation and a reconciliation of GAAP to non-GAAP financial measures.

APPENDIX: NON-GAAP TO GAAP RECONCILIATION

Reconciliation of Non-GAAP to GAAP Financial Measures

The Company believes that certain non-GAAP financial measures provide information to investors that is useful in understanding its financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of these non-GAAP financial measures is provided below.

	For the quarter ended				
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
	(In thousands)				
Loans (no tax adjustment)	$ 23,451	$ 22,450	$ 21,329	$ 21,274	$ 19,543
Tax-equivalent adjustment	117	122	120	129	122
Loans (tax-equivalent basis)	$ 23,568	$ 22,572	$ 21,449	$ 21,403	$ 19,665
Securities (no tax adjustment)	$ 2,033	$ 2,094	$ 2,149	$ 2,174	$ 2,104
Tax-equivalent adjustment	-	-	-	1	1
Securities (tax-equivalent basis)	$ 2,033	$ 2,094	$ 2,149	$ 2,175	$ 2,105
Net interest income (no tax adjustment)	$ 16,383	$ 16,846	$ 18,504	$ 20,854	$ 20,288
Tax equivalent adjustment	117	122	120	130	123
Net interest income (tax-equivalent basis)	$ 16,500	$ 16,968	$ 18,624	$ 20,984	$ 20,411
Net interest income (no tax adjustment)	$ 16,383	$ 16,846	$ 18,504	$ 20,854	$ 20,288
Less:					
Purchase accounting adjustments	4	5	(62)	87	(16)
Prepayment penalties and fees	14	43	-	134	99
PPP Income	12	26	15	18	19
Adjusted net interest income (non-GAAP)	$ 16,353	$ 16,772	$ 18,551	$ 20,615	$ 20,186
Average interest-earning assets	$ 2,402,987	$ 2,405,077	$ 2,393,504	$ 2,401,676	$ 2,401,533
Average interest-earnings asset, excluding average PPP loans	$ 2,401,460	$ 2,403,076	$ 2,391,305	$ 2,399,297	$ 2,398,998
Net interest margin (no tax adjustment)	2.70%	2.81%	3.14%	3.44%	3.35%
Net interest margin, tax-equivalent	2.72%	2.83%	3.16%	3.47%	3.37%
Adjusted net interest margin, excluding purchase accounting adjustments, prepayment penalties and fees, PPP Income and average PPP loans (non-GAAP)	2.70%	2.80%	3.15%	3.41%	3.34%

APPENDIX: NON-GAAP TO GAAP RECONCILIATION

Reconciliation of Non-GAAP to GAAP Financial Measures

The Company believes that certain non-GAAP financial measures provide information to investors that is useful in understanding its financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of these non-GAAP financial measures is provided below.

	For the quarter ended				
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
			(In thousands)		
Book Value per Share (GAAP)	$ 10.53	$ 10.60	$ 10.50	$ 10.27	$ 9.52
Non-GAAP adjustments:					
Goodwill	(0.57)	(0.57)	(0.56)	(0.56)	(0.56)
Core deposit intangible	(0.09)	(0.09)	(0.10)	(0.10)	(0.11)
Tangible Book Value per Share (non-GAAP)	$ 9.87	$ 9.94	$ 9.84	$ 9.61	$ 8.85
Total Bank Equity (GAAP)	$ 234,612	$ 240,041	$ 238,887	$ 233,882	$ 217,787
Non-GAAP adjustments:					
Goodwill	(12,487)	(12,487)	(12,487)	(12,487)	(12,487)
Core deposit intangible net of associated deferred tax	(1,370)	(1,438)	(1,505)	(1,573)	(1,640)
Tangible Capital (non-GAAP)	$ 220,755	$ 226,116	$ 224,895	$ 219,822	$ 203,660
Tangible Capital (non-GAAP)	$ 220,755	$ 226,116	$ 224,895	$ 219,822	$ 203,660
Unrealized losses on HTM securities net of tax	(34,622)	(27,286)	(25,825)	(28,194)	(29,670)
Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP)	$ 186,133	$ 198,830	$ 199,070	$ 191,628	$ 173,990
Common Equity Tier (CET) 1 Capital	$ 249,441	$ 249,340	$ 247,996	$ 244,864	$ 237,345
Unrealized losses on HTM securities net of tax	(34,622)	(27,286)	(25,825)	(28,194)	(29,670)
Unrealized losses on defined benefit plan net of tax	-	-	(1,079)	(1,079)	(8,447)
Adjusted CET 1 Capital For Impact of Net AFS Securities Losses (non-GAAP)	$ 214,819	$ 222,054	$ 221,092	$ 215,591	$ 199,228
Total Assets for Leverage Ratio (non-GAAP)	$ 2,574,402	$ 2,572,583	$ 2,560,973	$ 2,579,141	$ 2,562,808
Tier 1 Leverage Ratio	9.69%	9.69%	9.68%	9.49%	9.26%
Tangible Common Equity (non-GAAP) =Tangible Capital (non-GAAP)/Total Assets for Leverage Ratio (non-GAAP)	8.58%	8.79%	8.78%	8.52%	7.95%
Adjusted Tangible Common Equity for AFS Impact (non-GAAP) = Adjusted CET 1 Capital For Impact of Net AFS Securities Losses (non-GAAP)/Total Assets for Leverage Ratio (non-GAAP)	8.34%	8.63%	8.63%	8.36%	7.77%
Adjusted Tangible Common Equity for HTM Impact (non-GAAP) = Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP)/Total Assets for Leverage Ratio) (non-GAAP)	7.23%	7.73%	7.77%	7.43%	6.79%

APPENDIX: NON-GAAP TO GAAP RECONCILIATION

Reconciliation of Non-GAAP to GAAP Financial Measures

The Company believes that certain non-GAAP financial measures provide information to investors that is useful in understanding its financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of these non-GAAP financial measures is provided below.

	For the quarter ended				
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
	(In thousands)				
Income Before Income Taxes (GAAP)	$ 5,523	$ 3,467	$ 6,975	$ 12,354	$ 7,860
Provision for (reversal of) credit losses	354	420	(388)	150	675
PPP Income	(12)	(26)	(15)	(18)	(19)
Loss (gain) on defined benefit plan termination	-	1,143	-	(2,807)	-
Gain on bank-owned life insurance death benefit	(778)	-	-	-	-
Income Before Taxes, Provision, PPP Income, Defined Benefit Termination and Bank-Owned Life Insurance Death Benefit (non-GAAP)	$ 5,087	$ 5,004	$ 6,572	$ 9,679	$ 8,516
Efficiency Ratio:					
Non-interest Expense (GAAP)	$ 14,118	$ 14,551	$ 14,896	$ 14,003	$ 14,343
Non-Interest Expense for Adjusted Efficiency Ratio (non-GAAP)	$ 14,118	$ 14,551	$ 14,896	$ 14,003	$ 14,343
Net Interest Income (GAAP)	$ 16,383	$ 16,846	$ 18,504	$ 20,854	$ 20,288
Non-Interest Income (GAAP)	$ 3,612	$ 1,592	$ 2,979	$ 5,653	$ 2,590
Non-GAAP adjustments:					
Loss on securities, net	-	-	-	-	-
Unrealized (gains) losses on marketable equity securities	-	-	-	(19)	235
Loss on interest rate swap termination	-	-	-	-	-
Gain on non-marketable equity investments	(238)	-	(352)	(70)	(211)
Loss on disposal of premises and equipment	3	-	-	-	-
Loss (gain) on defined benefit plan termination	-	1,143	-	(2,807)	-
Gain on bank-owned life insurance death benefit	(778)	-	-	-	-
Non-Interest Income for Adjusted Efficiency Ratio (non-GAAP)	$ 2,599	$ 2,735	$ 2,627	$ 2,757	$ 2,614
Total Revenue for Adjusted Efficiency Ratio (non-GAAP)	$ 18,982	$ 19,581	$ 21,131	$ 23,611	$ 22,902
Efficiency Ratio (GAAP)	70.61%	78.92%	69.34%	52.83%	62.69%
Adjusted Efficiency Ratio (Non-interest Expense for Efficiency Ratio (non-GAAP)/Total Revenue for Efficiency Ratio (non-GAAP))	74.38%	74.31%	70.49%	59.31%	62.63%

WESTFIELD BANK
"WHAT BETTER BANKING'S ALL ABOUT"



James C. Hagan, President and Chief Executive Officer
Guida R. Sajdak, Executive Vice President and Chief Financial Officer
Meghan Hibner, First Vice President and Investor Relations Officer

141 Elm Street, Westfield, MA